Interest Expense	12 Months Ended
Dec. 31, 2019
Analysis of income and expense [abstract]
Interest Expense
6 - INTEREST EXPENSE

$ million
	2019		2018	2017
Interest incurred and similar charges	4,592	[A]	3,550	3,448
Less: interest capitalised	(752)		(876)	(622)
Other net losses on fair value hedges of debt	132		169	114
Accretion expense	718		902	1,102
Total	4,690		3,745	4,042

[A] Includes $2,186 million of interest expenses related to leases of which $1,137 million related to those leases which formerly would have been classified as operating leases (see Note 3).

The rate applied in determining the amount of interest capitalised in 2019 was 4.5% (2018: 4.0%; 2017: 3.0%). The rate increase in 2019 was mainly driven by the weighted average rate for leases recognised upon the adoption of IFRS 16 Leases (see Note 3).